SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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SendTec, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SendTec, Inc.

877 Executive Center Drive West

Suite 300

St. Petersburg, Florida 33702

May 9, 2008

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of SendTec, Inc. (the “Company”) on Wednesday, June 11, 2008, at 10:00 a.m. local time at our headquarters at 877 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702. The accompanying formal Notice of the Annual Meeting of Stockholders and Proxy Statement contain the items of business to be considered and acted upon at the Annual Meeting.

We hope you will be able to attend this Annual Meeting, but if you cannot, it is important that your shares be represented at the meeting. Thus, whether or not you plan to attend the Annual Meeting, we urge you to sign and return the enclosed proxy card at your earliest convenience so that your shares will be represented at the meeting. If you so desire, you can withdraw your proxy and vote in person at the meeting.

We welcome the opportunity to share our thoughts about the Company with our stockholders at this Annual Meeting and look forward to addressing your questions and comments. In order to attend in person, you must agree to abide by the rules established for the Annual Meeting, which will be available at commencement of the Annual Meeting.

Sincerely,

/s/ Paul Soltoff Paul Soltoff
Chairman of the Board of Directors

SendTec, Inc.

877 Executive Center Drive West

Suite 300

St. Petersburg, Florida 33702

Telephone: (727) 576-6630

Fax: (727) 576-4864

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

To Be Held June 11, 2008

Notice is hereby given that the Annual Meeting (the “Annual Meeting”) of the Stockholders of SendTec, Inc. (the “Company”), a Delaware corporation, will be held at 10:00 a.m. local time on Wednesday, June 11, 2008, at our headquarters located at 877 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702, or such other date or time as to which the Annual Meeting may be adjourned, to consider and act upon the following items of business:

1.	To elect five directors to the Board of Directors serve for a one-year term, and until their successors are elected and qualified;

2.	To authorize an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.001 per share (the “Common Stock”), to 500,000,000 shares;

3.	To approve an amendment and restatement of the Company’s 2007 Incentive Stock Plan A to, among other things, increase the number of shares of Common Stock reserved for issuance from 3,000,000 shares to 5,000,000 shares;

4.	To approve an amendment and restatement of the Company’s 2007 Incentive Stock Plan B to, among other things, increase the number of shares of Common Stock reserved for issuance from 3,000,000 shares to 5,000,000 shares;

5.	To ratify the appointment of Gregory, Sharer and Stuart, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and

6.	To transact such other business that may properly come before the Annual Meeting or any adjournments thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Only stockholders of record at the close of business on May 7, 2008 will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. A list of all stockholders of record as of May 7, 2008 will be open for inspection by stockholders at the Annual Meeting.

The enclosed Proxy Statement is being mailed on or about May 9, 2008.

By Order of the Board of Directors

/s/ Ford Pearson Ford Pearson
Secretary

St. Petersburg, Florida

May 9, 2008

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING AND TO ENSURE A QUORUM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES USING THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES. PROXIES CAN ALSO BE REVOKED BY SUBMITTING A NEW PROXY WITH A LATER DATE OR BY DELIVERING WRITTEN INSTRUCTIONS TO THE SECRETARY OF THE COMPANY.

When completing your proxy card, please sign your name as it appears printed. If signing as an attorney, executor, administrator, trustee or guardian, please give your full title. A proxy executed by a corporation must be signed by a duly authorized officer.

SendTec, Inc.

877 Executive Center Drive West

Suite 300

St. Petersburg, Florida 33702

Telephone: (727) 576-6630

Fax: (727) 576-4864

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 11, 2008

We are providing this Proxy Statement and the accompanying proxy card to our stockholders beginning on or about May 9, 2008, in connection with the solicitation of proxies by the Board of Directors of SendTec, Inc., a Delaware corporation (the “Company”), to be voted at the Annual Meeting of Stockholders to be held on June 11, 2008, and at any adjournment thereof (the “Annual Meeting”). The Board of Directors has fixed the close of business on May 7, 2008, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, we had outstanding (i) 76,266,095 shares of Common Stock, par value $0.001 per share (“Common Stock”), entitled to one vote per share, and (ii) 9,488 shares of Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), the holders of which are entitled to cast such number of votes equal to the largest whole number of shares of Common Stock into which such Series B Preferred Stock are convertible, as of the close of business on the record date, pursuant to the Certificate of Designation of the Series B Convertible Preferred Stock.

At the Annual Meeting, stockholders will be asked: (1) To elect five directors to the Board of Directors serve for a one-year term, and until their successors are elected and qualified; (2) to authorize an amendment to our Certificate of Incorporation increasing the number of authorized shares of our Common Stock to 500,000,000 shares; (3) to approve an amendment and restatement of the Company’s 2007 Incentive Stock Plan A to, among other things, increase the number of shares of Common Stock reserved for issuance from 3,000,000 shares to 5,000,000 shares; (4) to approve an amendment and restatement of the Company’s 2007 Incentive Stock Plan B to, among other things, increase the number of shares of Common Stock reserved for issuance from 3,000,000 shares to 5,000,000 shares; (5) to ratify the appointment of Gregory, Sharer and Stuart, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and (6) to transact such other business that may properly come before the Annual Meeting or any adjournments thereof.

Voting

Shares represented by duly executed proxies in the accompanying form received by us prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the directions given. If a proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board of

Directors on that proposal. The Board of Directors recommends a vote FOR the election of all nominees to the Board, the amendment to our Certificate of Incorporation and the other proposals described in this Proxy Statement. The Board of Directors knows of no business to be transacted at the Annual Meeting other than the proposals set forth in this Proxy Statement. If other matters are properly presented for action, it is the intention of the persons named as proxies to vote on such matters according to their best judgment.

If you hold your shares through an intermediary you must provide instructions on voting as requested by your bank or broker. If you sign and return a proxy, you may revoke it at any time before it is voted by taking one of the following three actions: (i) giving written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a proxy with a later date; or (iii) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

The presence in person or by proxy of the holders of shares of stock possessing the power to cast a majority of the votes which could be cast by all outstanding shares of stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. Approval of Proposal 1 for the election of directors requires the affirmative vote of a plurality of the votes present at the Annual Meeting. Approval of Proposal 2 for the amendment to our Certificate of Incorporation requires the affirmative vote of the holders of a majority of our outstanding stock entitled to vote thereon. Approval of each of the other proposals being submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders entitled to vote on such proposals. Votes cast by proxy or in person at the Annual Meeting will be tabulated by one or more inspectors of election appointed at the Annual Meeting, who will also determine whether a quorum is present for the transaction of business. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining whether a quorum is present. As to matters to be considered at the Annual Meeting, neither abstentions nor broker non-votes will be included in the tabulation of the voting results for the election of directors or issues requiring the approval of a majority of the votes cast and, therefore, will not have the effect of votes cast in opposition in such tabulations.

Proxies

Proxies returned to us or our transfer agent, American Stock Transfer and Trust Co. (the “Transfer Agent”), and properly executed will be voted in accordance with the stockholders’ instructions. You may specify your choice by appropriately marking the enclosed proxy card. Brokers holding shares for the account of their clients may vote such shares in the manner directed by their clients.

Any proxy which is timely signed and returned with no other markings will be voted (i) FOR the election of the persons nominated as Directors, (ii) FOR the authorization of the amendment to our Certificate of Incorporation, (iii) FOR the approval of the amendment and restatement of the 2007 Incentive Stock Plan A, (iv) FOR the approval of the amendment and restatement of the 2007 Incentive Stock Plan B, (v) FOR the appointment of Gregory, Sharer & Stuart, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2008, and (vi) at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting.

For convenience in voting your shares on the enclosed proxy card, we have enclosed a postage-paid return envelope addressed to our Transfer Agent, who will assist in tabulating the stockholder vote.

Our mailing address is 877 Executive Center Drive West, St. Petersburg, Florida 33702. Our telephone number is (727) 576-6630, and facsimile number is (727) 576-4864. The approximate mailing date of this Proxy Statement, Notice of the Annual Meeting and form of proxy is May 9, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The information regarding beneficial ownership of our Common Stock and Series B Preferred Stock has been presented in accordance with the rules of the Securities and Exchange Commission (the “SEC”). Under these rules, a person or entity may be deemed to beneficially own any shares as to which such person or entity, directly or indirectly, has or shares voting power or investment power, or has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing: (a) (i) the number of shares beneficially owned by such person, plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days; by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

The following table sets forth certain information regarding beneficial ownership of our Common Stock and Series B Preferred Stock as of April 15, 2008 by (i) each person or entity known by us to own beneficially more than 5% of our outstanding Common Stock or Series B Preferred Stock, (ii) each of our directors, nominees and persons identified as “Named Executive Officers” below under “Executive Compensation,” and (iii) all directors, nominees and executive officers as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to such shares of stock.

Class of Stock	Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	% of Class
Common Stock	Paul Soltoff	5,841,276 (2)	7.7
	Donald Gould	3,356,346 (3)	4.4
	Eric Obeck	2,930,153 (4)	3.8
	Steven Morvay	527,015 (5)	*
	Paul S. Dzera	0	0
	Stephen Marotta	0	0
	Vincent Addonisio	50,000	*
	Anthony Abate	25,000	*

	LB I Group Inc.	7,618,983 (6)	9.99
	MHB Trust	5,392,500 (7)	6.8
	SDS Capital Group SPC, Ltd.	7,618,983 (8)	9.99
	Alexandra Global Master Fund	7,618,983 (9)	9.99
	Fursa Alternative Strategies LLC	7,618,983 (10)	9.99
	Stratum Wealth Management	5,439,490 (11)	7.1
	All directors and executive officers as a group (11 persons)	17,159,357	22.3

Series B Preferred Stock	LB I Group Inc.	3,300 (12)	34.78
	Fursa Alternative Strategies LLC	1,980 (13)	20.87
	Alexandra Global Master Fund	1,650 (14)	17.39
	SDS Capital Group SPC, Ltd.	1,320 (15)	13.91
	CAMOFI Master LDC	660 (16)	6.96
	All directors and executive officers as a group (11 persons)	0	0

*	Less than 1%.
(1)	Unless otherwise specified in the footnotes to this table, the address of each person in this table is c/o SendTec, Inc., 877 Executive Center Drive West, Suite 300, St. Petersburg, FL 33702.
(2)	Based on a Form 4 filed on March 28, 2008.
(3)	Based on a Form 4 filed on March 28, 2008, and options to purchase 66,666 of our Common Stock exercisable within 60 days of this Proxy Statement.
(4)	Based on a Schedule 13D filed on March 1, 2006. Mr. Obeck served as the Company’s president until April 16, 2008.
(5)	Mr. Morvay’s holdings consist of options to purchase 149,998 shares of our Common Stock exercisable within 60 days of this Proxy Statement and 293,684 shares of our Common Stock.
(6)	Based on a Schedule 13D filed on April 2, 2008, and other information. Includes 3,356,354 shares issuable upon conversion of Series B Preferred Stock. Lehman Brothers Inc. is the parent company of LB I Group. Lehman Brothers Holdings Inc., a public reporting company, is the parent company of Lehman Brothers Inc. The address for LB I Group is c/o Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019, Attn: Eric Salzman and Will Yelsits. Lehman Brothers Inc. is a registered broker-dealer.
(7)	Based on a Schedule 13D filed April 4, 2006, by MHB Trust and Southpac Trust International, Inc. Includes an immediately exercisable warrant to purchase 2,792,500 shares of Common Stock. MHB Trust’s address is c/o Southpac Trust Limited, ANZ House, Main Road, Avara Raratongo, Cook Islands. Southpac Trust International, Inc. serves as trustee of the MHB Trust. The natural control persons of the MHB Trust are Bria Mason, Leanne Corvette, Doreen Ford, Tokoa John, Serena Hunter, Rachel Terri, Tracey Williams and Ernie Dover.
(8)	Based on a Schedule 13G filed on November 27, 2006, as amended on February 14, 2008, and other information. Includes 6,307,472 shares issuable upon conversion of Series B Preferred Stock. The business address of SDS Capital Group SPC., Ltd is c/o Ogier Fiduciary Services (Cayman) Ltd., 113 South Church Street, PO Box 12346T, George Town, Grand Cayman. The investment manager of SDS Capital Group SPC., Ltd is SDS Management, LLC; the sole managing member of SDS Management, LLC is Steven Darby.
(9)	Based on a Schedule 13G filed on November 27, 2006, and other information. Includes 5,967,293 shares issuable upon conversion of Series B Preferred Stock. The business address of Alexandra Global Master Fund is Citco Building, Wickams Cay, PO Box 662, Road Town, Tortola, British Virgin Islands. The investment manager of Alexandra Global Master Fund is Alexandra Investment Management, LLC, the managing member of Alexandra Investment Management, LLC is Mikhail A. Filimonov.
(10)	Based on a Schedule 13G filed on February 14, 2007, and other information. Includes 2,317,790 shares issuable upon conversion of Series B Preferred Stock. The business address of Fursa Alternative Strategies is 200 Park Avenue, 54th Floor, New York, NY 10166-3399. The chief investment officer of Fursa Alternative Strategies LLC is William F. Harley III.
(11)	Based on a Schedule 13G filed on July 19, 2007. The business address of Stratum Wealth Management, LLC is 2101 NW Corporate Blvd., Suite 211, Boca Raton, FL 33431. The chairman of Stratum Wealth Management, LLC is Charles Ganz.

(12)	See footnote (6) above for the address of LBI Group Inc.
(13)	See footnote (10) above for the address of Fursa Alternative Strategies LLC.
(14)	See footnote (9) above for the address of Alexandra Global Master Fund.
(15)	See footnote (8) above for the address of SDS Capital Group SPC, Ltd.
(16)	The business address of CAMOFI Master LDC is 350 Madison Avenue, New York, NY 10017.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company are as follows:

Name	Age	Year Became a Director	Principal Occupation for the Past Five Years and Current Public Directorships
Paul Soltoff	52	2005	CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS OF SENDTEC SINCE FEBRUARY 2000. Mr. Soltoff has served as Chief Executive Officer of STAC since February 2006 and Chairman of the Board and Chief Executive Officer of SendTec since its inception in February 2000. Mr. Soltoff is a director of Health Benefits Direct Corporation, an online insurance marketplace that enables consumers to shop online for individual health and life insurance and obtain insurance company-sponsored quotes for such coverage.

Donald Gould	45	N/A	CHIEF FINANCIAL OFFICER AND PRINCIPAL ACCOUNTING OFFICER OF SENDTEC SINCE FEBRUARY 2000. Mr. Gould has served as Chief Financial Officer of STAC since February 2006 and of SendTec since 2000. Prior to joining SendTec, Mr. Gould served as chief financial officer and vice president of Business Development of VitalCast, and was vice president of finance and chief financial officer of HealthPlan Services, Inc. Additionally, he served as a managing director of Geneva Capital Markets providing mergers and acquisitions consulting services to $5 to $60 million companies. Mr. Gould began his career with Arthur Andersen in their tax division, specializing in corporate and estate work.

Steven Morvay	54	N/A	EXECUTIVE VICE PRESIDENT, CLIENT SERVICES OF SENDTEC SINCE FEBRUARY 2007. Mr. Morvay has served as Executive Vice President, Client Services and Managing Director of SendTec’s New York office since 2007. From 1999 to 2004 Mr. Morvay served as vice president of client services for SendTec, and served as managing partner of the Morvay Group. His 25 years of experience with both clients and agencies include senior level positions with responsibilities primarily focused on marketing for consumer driven companies with general management experience as president and CEO of service, publishing and direct marketing entities Steven holds a bachelor’s degree from the Newhouse School of Public Communications at Syracuse University.

Ford Pearson	38	N/A	SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL OF SENDTEC SINCE FEBRUARY 2008. Mr. Pearson served as General Counsel and Secretary for Matchbook FX Holdings, LLC, a foreign currency exchange technology platform located in New York, from 1999 to 2001. Subsequent to that, Mr. Pearson served as General Counsel and Secretary for JLM Industries, Inc., a chemical manufacturer and distributor specializing in acetone, phenol and other specialty chemicals, located in Tampa, Florida. Mr. Pearson served in this role from 2001 to 2006. From 2006 to 2008, Mr. Pearson served as Deputy General Counsel and Chief Compliance Officer for ProxyMed, Inc., a multi-faceted healthcare technology company located outside of Atlanta, Georgia.

Vincent Addonisio	52	2006	DIRECTOR OF SENDTEC SINCE MAY 2006. Mr. Addonisio has served as President and Chief Executive Officer of Regency Strategic Advisors, Inc., a strategic advisory and investment banking firm, since September 2002. Prior to such time, he was Executive Vice President and Chief Administrative Officer (and also a member of the board of directors) of IMRglobal Corp. an information technology services company from July 1998 through June 2002.

Name	Age	Year Became a Director	Principal Occupation for the Past Five Years and Current Public Directorships
Anthony Abate	53	2006	DIRECTOR OF SENDTEC SINCE SEPTEMBER 2006. Mr. Abate has served as Chief Executive Officer of Jaba Franchise Systems, Inc., a privately owned company that operates a Planet Beach Tanning Spa franchise, since 2004. From 2005 to 2006, Mr. Abate also served as the vice-president of direct to consumer marketing for Liberty Safe & Security Products, a supplier of residential and commercial safes. From 2002 to 2004, Mr. Abate was the Chief Marketing Officer of Cosmetique, a national direct marketing beauty club. From 1998 to 2002, he served as Chief Marketing Officer and President of the “Clubs and Services” division of United Marketing Group, a diversified direct marketing company.

Stephen Marotta	46	2008	DIRECTOR OF SENDTEC SINCE MARCH 2008. Mr. Marotta has served as a principal of Marotta Gund Budd & Dzera, LLC (“MGBD”), a business advisory firm, since 2001. He has over 23 years of business advisory experience across a wide range of industries. His industry experience includes retail, manufacturing, healthcare, consumer products, apparel, leasing, professional services and real estate. Prior to forming MGBD, Mr. Marotta was a principal at Zolfo Cooper, LLC with Mr. Dzera. Mr. Marotta has served on numerous boards over his career and has also previously served in the capacity of CEO at Geotek Communications, This End Up Furniture Company and International Check Services, as well as CFO of MVE, Inc. and US Electrical Services.

Paul S. Dzera	51	2008	DIRECTOR OF SENDTEC SINCE MARCH 2008. Mr. Dzera has served as a principal of Marotta Gund Budd & Dzera, LLC (“MGBD”), a business advisory firm, since 2001. He has more than 30 years of providing professional accounting and consulting experience. Prior to forming MGBD, Mr. Dzera was a principal with Zolfo Cooper, LLC., providing consulting services. His industry experiences include retail, telecommunications, manufacturing, wholesale distribution, entertainment, and financial services. Mr. Dzera has also served as a CEO, CFO and held prior board positions. He was also a senior audit manager at KPMG.

There are no family relationships between any of our directors or executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers and persons who own more than ten percent of our Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the SEC and to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2007, there was compliance with all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders, except that Donald Gould, our Chief Financial Officer, filed one late Form 4 for a transaction that occurred on November 15, 2006, and Erik Obeck, our former President, filed one late Form 4 for a transaction that occurred on November 15, 2006.

PROPOSAL 1 — ELECTION OF DIRECTORS

The By-Laws of the Company (the “By-Laws”) provide that the Company shall have not less than one nor more than fifteen directors, with the exact number to be fixed by the Board of Directors from time to time. The Board of Directors of the Company presently consists of five members. All five nominees for election at the Annual Meeting are currently directors of the

Company, and each will serve, subject to the provisions of the By-Laws, until the next annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s death, resignation or removal. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any nominee not be a candidate at the time of the Annual Meeting (a situation which is not now anticipated), proxies may be voted in favor of the remaining nominees and may also be voted for a substitute nominee selected by the Board of Directors.

The names of the nominees for director are Paul Soltoff, Anthony Abate, Vincent Addonisio, Stephen Marotta and Paul Dzera.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ABOVE-NAMED NOMINEE DIRECTORS OF THE COMPANY.

The proxy enclosed herewith will be voted FOR the above-named nominee directors of the Company unless the stockholder specifically votes against any or all of the nominee directors, or abstains from voting on this matter. Pursuant to the By-Laws, directors are elected by a plurality of the votes present at the Annual Meeting. The Company’s Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Director Independence and Other Matters

The Board is presently comprised of Paul Soltoff, Anthony Abate, Vincent Addonisio, Stephen Marotta and Paul Dzera. Of such directors, we believe that each of Anthony Abate and Vincent Addonisio is an “independent director” as such term is defined in Nasdaq Marketplace Rule 4200(a)(15). Other than as set forth below under “Certain Relationship and Related Transactions,” the Company has not been a party to any transaction, relationship or other arrangement with any of its “independent directors” that would be considered by the Board of Directors under Marketplace Rule 4200(a)(15) in the determination of such director’s independence.

Other than Mr. Soltoff in his position as a member of the Nominating Committee, each member of the Nominating, Compensation and Audit committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by the Nasdaq Stock Market, and for purposes of the Audit Committee, Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company encourages but does not require members of the Board of Directors to attend the annual meetings of the stockholders.

Committees of the Board of Directors and Meetings

The Board of Directors held six (6) meetings in 2007, in addition to acting by unanimous written consent three (3) times. No director attended less than 75% of all the meetings of the Board and those committees on which he served in 2007.

The Company has standing Nominating, Audit and Compensation Committees of the Board of Directors.

The Nominating Committee

The Nominating Committee is comprised of Mr. Addonisio and Mr. Soltoff. The Nominating Committee of the Board performs the functions typical of a nominating committee, including: (i) developing and recommending corporate governance principles and procedures applicable to the Board of Directors and the Company’s employees; (ii) recommending committee composition and assignments; (iii) identifying individuals qualified to become directors; (iv) recommending director nominees; and (v) recommending whether incumbent directors should be nominated for re-election to the Board of Directors. The Nominating Committee held no meetings in 2007, but acted by unanimous written consent one (1) time in 2007.

The Audit Committee

The Audit Committee is now comprised solely of Mr. Addonisio. During 2007, the Audit Committee was comprised of Mr. Addonisio and Robert Hussey, who resigned from the Board on March 26, 2008. The Audit Committee of the Board of Directors and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. The Audit Committee recommends for approval by the Board of Directors an independent registered public accounting firm of certified public accountants whose duty it is to audit the financial statements of the Company for the fiscal year in which they are appointed. The Audit Committee monitors the activities of the Company’s external auditors, including the audit scope, the external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform advisory services. The Audit Committee also reviews the results of the external audit work to assess the adequacy and appropriateness of the Company’s financial and accounting controls. The Audit Committee reviews changes in accounting standards that impact the Company’s financial statements and discusses with management major events, including legal matters and tax audits, which may have significant financial impact or are the subject of discussions with the independent auditors. In addition, the Audit Committee oversees the Company’s internal compliance programs. The Audit Committee held three (3) meetings in 2007.

The Compensation Committee

The Compensation Committee is comprised of Mr. Abate. The Compensation Committee administers the Company’s stock option plans, including the review and grant of stock options to officers and other employees under the Company’s stock option plans. The Compensation Committee also reviews and approves various other Company compensation policies and matters, and reviews and approves salaries and other matters relating to compensation of the executive officers of the Company. The Compensation Committee held no meetings in 2007, but acted by unanimous written consent one (1) time in 2007.

AUDIT COMMITTEE

The Audit Committee of the Board (the “Audit Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its oversight responsibility as to the audit process, the Audit Committee (i) obtained, from the independent registered public accounting firm, a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), (ii) discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and (iii) satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with the independent registered public accounting firm their audit plan and audit scope.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and, with and without management present, discussed and reviewed the independent registered public accounting firm’s examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2007, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2007, as filed with the SEC on April 9, 2008. The Audit Committee recommended the engagement of the firm of Gregory, Sharer and Stuart, P.A. as the Company’s independent registered public accounting firm. The recommendations were accepted and passed by the Board.

Director Compensation

In addition to reimbursement for reasonable expenses incurred in the performance of their duties as directors, including participation on committees of the Board of Directors, the Company compensates its non-employee directors as follows:

•	$10,000 annual retainer payable in four equal quarterly installments;

•	$1,000 for each meeting of the Board of Directors or any committee meeting attended;

•	$500 for each telephonic meeting of the Board of Directors or any committee meeting attended; and

•	A grant of an option to purchase 50,000 shares of the Company’s Common Stock, on the date of a non-employee director’s initial appointment or election to the Board of Directors, at a price equal to the fair market value of the stock on the date of the grant and exercisable as to the 50% of the grant one year from the date of the grant and 50% on the date which is two years from the date of the grant. In addition, each non-employee director shall be granted, upon the same terms as to the option price and exercisability as the initial grant, an option to purchase an additional 50,000 shares of the Company’s Common Stock on his or her second anniversary of initial election or appointment to the Board.

The following table sets forth certain information concerning compensation earned by the directors who were not Named Executive Officers during the year ended December 31, 2007.

Name	Year	Fee Earned or Paid in Cash $	Option Awards(1)	Total
Robert G. Beauregard(2)	2007	$14,500	$—	$14,500
Vincent Addonisio	2007	$14,500	$—	$14,500
Anthony Abate	2007	$15,600	$—	$15,600
Robert F. Hussey(3)	2007	$16,100	$13,500	$29,600

(1)	Based upon the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard (“FAS”) No. 123R, Share-Based Payment. Our policy and assumptions made in the valuation of share-based payments are contained in Note 14 to our financial statements for the year ended December 31, 2007.
(2)	Mr. Beauregard resigned as a director effective March 26, 2008.
(3)	Mr. Hussey resigned as a director effective March 26, 2008.

2005 Non-Employee Directors Plan

The 2005 Non-Employee Directors Plan (the “Directors Plan”) provides for the grant of non-qualified stock options to non-employee directors of the Company and its subsidiaries. A total of 2,000,000 shares of Common Stock have been reserved for issuance under the Directors Plan, provided that awards to the Chairman of the Board are limited to 1,000,000 shares. The Directors Plan generally provides that each newly elected or appointed non-employee director shall be granted an option to purchase 50,000 shares of Common Stock, exercisable as to 50% of such shares on the date which is one year from the date of grant and 50% on the date which is two years from the date of grant. The Directors Plan permits “cashless exercise” of outstanding options. In addition, each non-employee director shall be granted an option to purchase 50,000 shares of Common Stock on the second anniversary of such director’s initial election or appointment, exercisable as to 50% on the date which is one year from the date of grant and 50% on the date which is two years from the date of grant. All such options shall be exercisable at the fair market value on the date of grant. As of April 15, 2008, options to purchase 1,000,000 shares of our Common Stock had been granted to the our former Chairman of the Board, Warren V. Musser, and an additional 50,000 options had been granted to each of Messrs. Beauregard, Addonisio, Abate and Hussey. Accordingly, 800,000 shares remain available for grant under such plan.

Director Nomination Process

The Nominating Committee identifies nominees who have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as members of the Company’s Board of Directors and who are willing to serve as directors of a public company. After a candidate is identified, the candidate meets with various members of the Board of Directors to evaluate the candidate’s potential to be an effective member of the Board of Directors.

In considering nominees for election as a director, the Nominating Committee considers a number of factors. Characteristics expected of all directors include integrity, high personal and professional ethics, sound business judgment and the ability and willingness to commit sufficient time to the proceedings and activities of the Company’s Board of Directors. In evaluating the suitability of candidates for membership on the Board of Directors, the Nominating Committee takes into account many factors, including the candidate’s general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment, understanding of the Company’s business and technology, educational and professional background and personal accomplishments.

The Nominating Committee will consider stockholder recommendations for nominees for membership on the Board of Directors. Such recommendations may be submitted in writing to SendTec, Inc., 877 Executive Center Drive, W., Suite 300, St Petersburg, FL 33702, Attention: Secretary. Stockholders may recommend candidates at any time, but to be considered by the Nominating Committee for inclusion in the Company’s proxy statement for the next annual meeting of stockholders, recommendations must be submitted in writing no later than 120 days in advance of the first anniversary of the date of the Company’s proxy statement mailed to stockholders for the preceding year’s annual meeting of stockholders. Any such recommendation must include:

•

the name of the stockholder recommending the director candidate for consideration, the name of the director candidate and the written consent of the stockholder and the director candidate to be publicly identified;

•

a written statement by the director candidate agreeing to be named in the Company’s proxy materials and to serve as a member of the Board of Directors (and any committee of the Board of Directors to which the director candidate is assigned to serve by the Board of Directors) if nominated and elected;

•

a written statement by the stockholder and director candidate agreeing to make available to the Nominating Committee all information reasonably requested in connection with the Nominating Committee’s consideration of the director candidate; and

•

the director candidate’s name, age, business and residential address, principal occupation or employment, number of shares of the Company’s Common Stock and other securities beneficially owned, a resume or similar document detailing personal and professional experiences and accomplishments, and all other information relating to the director candidate that would be required to be disclosed in a proxy statement or other filing made in connection with the solicitation of proxies for the election of directors pursuant to the Exchange Act and the rules of the SEC.

The Company may request additional information from such candidate to assist in its evaluation. The Nominating Committee will evaluate any stockholder recommended nominees using the same criteria set forth above.

Communications with the Board of Directors

Any stockholder and other interested party may communicate with the Board, any committee of the Board or any member of the Board. All written communications must identify the recipient and the author and be forwarded by certified mail to SendTec, Inc., 877 Executive Center Drive, W., Suite 300, St Petersburg, FL 33702, Attention: Secretary. The Secretary will act as agent for the directors in facilitating these communications. There is no screening process, and all stockholder communications which are received by the Secretary are forwarded to the Board.

Code of Ethics and Corporate Governance

The Company has adopted a Code of Conduct and Ethics (the “Code”) that applies to all of the Company’s directors and employees, including its chief executive officer, chief financial officer and chief accounting officer. The purpose of the Code is to, among other things, focus the Company’s directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize the Company’s culture of integrity, respect and accountability. A copy of the Code may be obtained, free of charge, by writing to SendTec, Inc., 877 Executive Center Drive, W., Suite 300, St Petersburg, FL 33702, Attention: Secretary.

Executive Compensation

The following table presents information concerning the compensation paid, earned or accrued for services rendered by (i) our Chief Executive Officer and (ii) all other executive officers who earned in excess of $100,000 in the fiscal years ended December 31, 2007 and 2006, whom we refer to as our Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Option Awards(1)	All Other Compensation	Total
Paul Soltoff, Chief Executive Officer	2007	$400,015	$—	$—	$—	$400,015
	2006	$373,725	$—	$—	$—	$373,725

Donald W. Gould, Chief Financial Officer	2007	$260,010	$25,000	$—	$—	$285,010
	2006	$210,220	$—	$62,000	$—	$272,220

Eric Obeck, (2) President	2007	$385,015	$50,000	$—	$—	$435,015
	2006	$303,651	$—	$131,750	$—	$435,401

Shawn McNamara, (3) Senior Vice President	2006	$200,089	$—	$150,000	$—	$350,089

Steven Morvay, (4) Executive V.P., Client Services	2007	$350,014	$—	$75,600	$—	$425,614

Name and Principal Position	Year	Salary	Bonus	Stock Option Awards(1)	All Other Compensation	Total
Daniel Hall, (5) Secretary and General Counsel	2007	$194,756	$—	$67,500	$—	$262,256

(1)	Based upon the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard (“FAS”) No. 123R, Share-Based Payment. Our policy and assumptions made in valuation of share based payments are contained in Note 15 to our December 31, 2007 financial statements.
(2)	Mr. Obeck served as our president until April 16, 2008.
(3)	Mr. McNamara served as our principal executive officer from January 1, 2006 through June 15, 2006.
(4)	Mr. Morvay served as our executive vice president, client services beginning in 2007.
(5)	Mr. Hall served as our executive vice president, secretary, and general counsel from January 2007 through January 2008. In December 2007, Mr. Hall forfeited his stock option awards.

Employment Agreements

Paul Soltoff

Paul Soltoff became our Chief Executive Officer on February 3, 2006, in connection with our consolidation with STAC. Mr. Soltoff entered an employment agreement with STAC on October 31, 2005, which we adopted upon Mr. Soltoff becoming our Chief Executive Officer. The agreement provides for an initial term of five years, which may be renewed for successive one-year terms. Pursuant to the terms of the agreement, Mr. Soltoff shall receive base annual salary of no less than $400,000, as well as incentive and bonus compensation at the discretion of our Board of Directors.

On March 26, 2008, the Company entered into an Amended and Restated Employment Agreement with Mr. Soltoff. The agreement provides for an initial term of five years, which may be renewed for successive one-year terms. Pursuant to the terms of the agreement, Mr. Soltoff shall receive base annual salary of no less than $400,000, as well as incentive and bonus compensation at the discretion of the Board of Directors.

The Company may terminate Mr. Soltoff’s employment for good cause, as defined in the agreement. If Mr. Soltoff’s employment is terminated by reason of his death or disability or other than for good cause, or if Mr. Soltoff terminates his employment for good reason, as defined in the agreement, the Company will pay his base salary through the date of termination and will pay Mr. Soltoff severance in the amount of two times his then current base salary. In addition, the Company will pay Mr. Soltoff for all accrued but unused vacation time through the date of termination, and will reimburse him for all reasonable business expenses incurred prior to termination, but not reimbursed as of the termination date.

Donald Gould

Donald Gould became our Chief Financial Officer on February 3, 2006, in connection with our consolidation with STAC. Mr. Gould entered an employment agreement with STAC on October 31, 2005, which we adopted upon Mr. Gould becoming our Chief Financial Officer. The agreement provides for an initial term of five years, which may be renewed for successive one-year terms. Pursuant to the terms of the agreement, Mr. Gould shall receive base annual salary of no less than $225,000, as well as incentive and bonus compensation at the discretion of our Board of Directors. On November 15, 2006, the Board of Directors issued an option to purchase 200,000 shares of our Common Stock at an exercise price of $0.50 per share to Mr. Gould in recognition of his contribution to the Company. The options vest as to one-third of the options on each of the first, second and third anniversaries of the date of grant.

Eric Obeck

Eric Obeck became our President on February 3, 2006, in connection with our consolidation with STAC. Mr. Obeck entered an employment agreement with STAC on October 31, 2005, which we adopted upon Mr. Obeck becoming our President. The agreement provided for an initial term of five years, which may have been renewed for successive one-year terms. Pursuant to the terms of the agreement, Mr. Obeck received base annual salary of no less than $325,000, as well as incentive and bonus compensation at the discretion of our Board of Directors. On November 15, 2006, the Board of Directors issued an option to purchase 425,000 shares of our Common Stock at an exercise price of $0.50 per share to Mr. Obeck in recognition of his contribution to the Company. The options vest as to one-third of the options on each of the first, second and third anniversaries of the date of grant. On April 16, 2008, Mr. Obeck resigned from his position as President and his employment agreement was terminated. Mr. Obeck entered into an Employment Separation Agreement with the Company on April 16, 2008, pursuant to which he will continue to receive his current salary until July 15, 2008, and the Company will continue to pay his benefits until July 16, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers as of December 31, 2007.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Price	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested	Market Value of Shares or Units of Stock That Have not Vested
Paul Soltoff	—	—	n/a	n/a	—	—
Donald W. Gould	66,666	133,334	$0.50	November 14, 2016	—	—
Eric Obeck	141,666	283,334	$0.50	November 14, 2016	—	—
Steven Morvay	—	195,000	$0.10	September 23, 2017	—	—
	—	250,000	$0.31	May 20, 2017	—	—
	83,333	166,667	$0.50	November 14, 2016	—	—
	33,333	66,667	$0.48	July 25, 2016	—	—
	16,666	33,334	$1.80	March 9, 2016	—	—

Equity Compensation Plan Information

2005 Incentive Stock Plan

An aggregate of 3,300,000 shares of our Common Stock have been reserved for issuance under the 2005 Incentive Plan. The purpose of the 2005 Incentive Plan is to provide an incentive to retain directors, officers, consultants, advisors and employees of the Company and to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship, and to stimulate the active interest of such persons in our development and financial success. Under the 2005 Incentive Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, and restricted stock. The 2005 Incentive Plan is administered by the Board or a compensation committee designated by the Board of at least two directors (the “Compensation Committee”).

Options and restricted Common Stock granted under the 2005 Incentive Plan have a maximum term of ten years. Unless otherwise determined by the Board or Compensation Committee at the time of grant, options will be subject to a vesting period of three years. Upon a change in control, the vesting and exercise periods of outstanding options and vesting of outstanding restricted Common Stock may accelerate. The 2005 Incentive Plan permits “cashless exercise” of outstanding options. As of April 15, 2008, options to purchase 2,863,500 shares of our Common Stock (intended to qualify as incentive stock options) and 274,027 shares of restricted Common Stock had been granted under the 2005 Incentive Plan.

2006 Incentive Stock Plan

An aggregate of 2,700,000 shares of Common Stock have been reserved for issuance under the 2006 Incentive Plan. The purpose of the 2006 Incentive Plan is to provide an incentive to retain in the employ of and as directors, officers, consultants, advisors, and employees of the Company, persons of training, experience, and ability, to attract new directors, officers, consultants, advisors, and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons into our development and financial success. Under the 2006 Incentive Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, and restricted stock. The 2006 Incentive Plan permits “cashless exercise” of outstanding options. The maximum number of shares of Common Stock that may be subject to options granted under the 2006 Incentive Plan to any individual in any calendar year shall not exceed 1,000,000 shares in order to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended. The 2006 Incentive Plan is currently administered by the Compensation Committee of the Board of Directors. As of April 15, 2008, options to purchase 2,533,000 shares of Common Stock were outstanding.

2007 Incentive Stock Plan A

An aggregate of 3,000,000 shares of Common Stock have been reserved for issuance under the 2007 Incentive Stock Plan A (the “2007 A Plan”). Under the 2007 A Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, and restricted stock. The 2007 A Plan allows the Board of Directors or the Compensation Committee to make grants of stock options and awards of restricted stock on four pre-determined dates per year. The final terms of the 2007 A Plan are subject to review and completion by the Audit Committee and the

Compensation Committee of the Board of Directors. No grants of stock options or awards of restricted stock have been made pursuant to the 2007 A Plan. An amendment to the 2007 A Plan is the subject of Proposal 3. A description of the proposed changes to the 2007 A Plan is outlined below under “Proposal 3 – Approval of an Amendment to our 2007 Incentive Stock Plan A.”

2007 Incentive Stock Plan B

The Board of Directors has authorized SendTec to adopt the 2007 Incentive Stock Plan B (the “2007 B Plan”). In the event that outstanding shares of our Common Stock, as calculated on a fully diluted basis, exceeds 120,000,000 shares, an aggregate of 3,000,000 shares of Common Stock will be available for issuance under the 2007 B Plan. Under the 2007 B Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, and restricted stock. The 2007 B Plan allows the Board of Directors or the Compensation Committee to make grants of stock options and awards of restricted stock on four pre-determined dates per year. The final terms of the 2007 B Plan are subject to review and completion by the Audit Committee and the Compensation Committee of the Board of Directors. No grants of stock options or awards of restricted stock have been made pursuant to the 2007 B Plan. An amendment to the 2007 B Plan is the subject of Proposal 4. A description of the proposed changes to the 2007 B Plan is outlined below under “Proposal 4 – Approval of an Amendment to our 2007 Incentive Stock Plan B.”

Executive Compensation Philosophy

The Company operates in an extremely competitive and rapidly changing high technology industry. When creating policies and making decisions concerning executive compensation, the Compensation Committee:

•	ensures that the executive team has clear goals and accountability with respect to financial and non-financial corporate performance;

•

establishes pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth of the Company, and the dynamic and challenging high technology labor markets in which the Company operates;

•	independently assesses operating results on a regular basis in light of its expected performance; and

•	aligns pay incentives with the long-term interests of our stockholders.

Executive Compensation Program

The Company’s executive compensation program has two major components, all of which are intended to attract, retain and motivate highly effective executives:

1. Base salary—Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable high technology companies. Local and national compensation data are examined and taken into account, along with the skills and performance of each officer and the needs of the Company.

2. Equity-based incentive compensation—Equity based incentive compensation has been provided to employees and management through the Company’s 2005, 2006 and 2007 Incentive Stock Option Plans (the “Plans”). Under the Plans, officers and employees are eligible to be granted stock options and shares of restricted stock based on competitive market data, as well as their responsibilities and position at the Company. Stock options allow participants to purchase shares of the Company’s Common Stock at the market price on the date of the grant, subject to vesting during the participant’s employment with the Company. The Plans utilize vesting periods to encourage employees and executives to remain with the Company and to focus on longer-term results.

The Company believes that its executive compensation program falls within the typical range of compensation programs offered by comparable high technology companies.

Chief Executive Officer Compensation

The compensation of the Chief Executive Officer was set by the Board of Directors in 2005 and has since not been modified. Mr. Soltoff received $400,015 in annual base compensation for 2007. He was not granted stock options or other equity compensation in 2007.

Other Executive Compensation

The Company provides certain compensation programs to executives that are also available to our other employees, including medical/dental/vision benefits and the ability to participate in a 401(k) retirement plan. The Company does not provide executive perquisites such as club memberships.

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a director or on the compensation committee of any entity one or more of whose executive officers serves as a member of our Board of Directors or Compensation Committee.

Certain Relationships and Related Transactions

Subsequent to November 1, 2007, the Company and Debenture holders representing more than 75% of the outstanding principal amount of the Debentures, executed a Letter Agreement (the “Letter Agreement”), which among other things, provided that during the period from the signing of the Letter Agreement until the close of business on November 16, 2007, the Debenture holders would forbear their right to declare us in default under the Debentures and the Securities Purchase Agreement and their right to demand acceleration of the Debentures.

For a description of the transactions entered into in connection with the Recapitalization Agreement, see the section captioned “Background of the Proposal” under Proposal 2 below.

In connection with the transactions contemplated by the Recapitalization Agreement, Regency Strategic Advisors, Inc. (“Regency”), a strategic advisory and investment banking firm for which Vincent Addonisio, one of our directors, serves as President and Chief Executive Officer, provided services to the Company. Since January 1, 2007, Regency has been paid $86,276. Mr. Addonisio was acting in his capacity as Lead Independent Director during this time.

Anthony Abate, one of our directors, is a partner in Delta Factor Marketing Group. We paid $184,336 and $179,070 to Delta Factor Market Group in commissions and fees for referrals and other services rendered in 2007 and 2006, respectively.

In March 2008, as a condition to the closing of the transactions under the Recapitalization Agreement, we retained Marotta Gund Budd & Dzera, LLC (“MGBD”) to provide financial consulting services to the Company, Stephen Marotta and Paul Dzera, two of our directors, are principals of MGBD. We agreed to pay fees, not to exceed $100,000 without our prior written consent, based on MGBD’s standard hourly rates. An advance of $50,000 was paid to MGBD.

PROPOSAL 2 – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF

INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK

Background of the Proposal

On March 25, 2008, the Company entered into a Recapitalization Agreement (the “Recapitalization Agreement”) by and among the Company, SendTec Acquisition Corp., the Company’s wholly owned subsidiary (“STAC”), the holders (the “Holders”) of STAC’s 6% Senior Secured Convertible Debentures due March 31, 2008 (the “Original Debentures”), and Christiana Corporate Services, Inc., in its capacity as administrative agent for the Holders (the “Agent”). The Agreement amends and restates the Securities Purchase Agreement, dated as of October 31, 2005, as amended (the “SPA”), by and among the same parties to the Recapitalization Agreement. As indicated below, one condition to the completion of the transactions contemplated by the Recapitalization Agreement is the amendment to our Certificate of Incorporation which is the subject of this Proposal 2.

Recapitalization Agreement

Under the Recapitalization Agreement, on March 26, 2008 (the “First Closing Date”), the Holders were issued 10,801 shares of the Company’s newly created Series B Preferred Stock, each with a stated value of $1,700, which are convertible into a number of shares of Common Stock equal to the aggregate stated value divided by the conversion price of $0.17. The exchange covered $18,361,700 of the original $32,730,000 principal amount of Original Debentures outstanding. The remaining $14,368,300 of Original Debentures will be exchanged for Series B Preferred Stock at a second closing (the “Second Closing”), conditioned upon, among other things, stockholder approval to increase the number of authorized shares of Common Stock of the Company to 500,000,000 shares, and the completion of an offering with minimum aggregate gross proceeds to the Company of $5,000,000 (the “Concurrent Offering Target”), of which $1,204,400 was raised on the First Closing Date. In the event that the Company does not meet the Concurrent Offering Target by the Second Closing, only $3,368,300 of the remaining $14,368,300 of Original Debentures will be exchanged for Series B Preferred Stock at the Second Closing. In such case, the residual $11,000,000 will remain outstanding in the form of three-year convertible debentures (the “Residual Debentures”) with no interest either payable or accrued and with no principal payments due prior to maturity. Such Residual Debentures will automatically convert into Series B Preferred Stock if the Company achieves the Concurrent Offering Target prior to the earlier of: (i) the one-year anniversary of the date of the Second

Closing; and (ii) the date that is one year and 150 days from the First Closing Date. As part of the restructuring of the Original Debentures, interest due on the Original Debentures as of November 16, 2007, has been paid.

The Recapitalization Agreement obligates the Company to file, by June 24, 2008, a registration statement with the SEC to the extent necessary to cover all shares of Common Stock issuable upon conversion of the Amended and Restated Debentures (defined below), any Residual Debentures and the Series B Preferred Stock, as well as certain additional shares of Common Stock. The Company will be subject to substantial liquidated damages in the event that the registration statement is not declared effective by the SEC by August 23, 2008.

The issuance of shares of Common Stock upon conversion of the Series B Preferred Stock may result in substantial dilution to the Company’s existing holders of Common Stock. As of May 7, 2008, the record date, the outstanding shares of Series B Preferred Stock were convertible into 94,881,764 shares of Common Stock at a conversion price of $0.17. If the remaining outstanding Original Debentures are converted into Series B Preferred Stock at the Second Closing, assuming no change in the conversion price, the additional Series B Preferred Stock issued will be convertible into approximately 84,519,412 shares of Common Stock. As of the record date, there were 76,266,095 shares of Common Stock outstanding. Therefore, the conversion of Series B Preferred Stock may result in a greater than 230% increase in the Company’s outstanding Common Stock, which would significantly dilute the proportionate equity interest and voting power of existing holders of Common Stock.

Amended and Restated Senior Secured Convertible Debentures

In connection with the execution of the Recapitalization Agreement, the Original Debentures covering the $14,368,300 principal amount not exchanged for Series B Preferred Stock were amended and restated. The entire principal amount of the Amended and Restated Senior Secured Convertible Debentures (the “Amended and Restated Debentures”) is due on July 31, 2008, or, if earlier, the date of the Second Closing under the Recapitalization Agreement (such date, the “Maturity Date”). However, as noted above under “Recapitalization Agreement,” the Amended and Restated Debentures are subject to exchange for Series B Preferred Stock, and possibly Residual Debentures, on the date of the Second Closing, in which event the principal amount will not be repaid on the Maturity Date. Interest does not accrue and is not payable on the outstanding principal amount of Amended and Restated Debentures, except in certain circumstances related to an event of default. The due and punctual payment of all amounts owed by STAC under the Amended and Restated Debentures is guaranteed by the Company and its subsidiaries (other than STAC).

The Amended and Restated Debentures are convertible (voluntarily and, under certain circumstances, mandatorily) into shares of Common Stock of the Company at an initial conversion price of $0.17 per share, subject to adjustment in the event of stock splits or stock dividends and certain issuances of equity securities of the Company. Subject to certain exceptions, conversion of the Amended and Restated Debentures is not permitted to the extent that, after giving effect to such conversion, the Holder whose shares are to be converted, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of the Company’s Common Stock outstanding after giving effect to such conversion.

The Company will be subject to liquidated damages if it fails to timely deliver shares of Common Stock upon a proper request for conversion of the Amended and Restated Debentures.

The entire principal amount of the Amended and Restated Debentures may become due before the Maturity Date upon the occurrence of certain events. Upon the occurrence of a change in control of the Company or STAC, the Holders may require the Company or STAC to repurchase the Amended and Restated Debentures, in whole or in part, at 120% of the principal amount to be repurchased. Furthermore, upon the occurrence of an event of default, as defined in the Amended and Restated Debentures, at the Holders’ election, the full principal amount of the Amended and Restated Debentures, plus interest and other amounts owing in respect thereof, becomes immediately due and payable in cash.

So long as any portion of the Amended and Restated Debentures is outstanding, except for certain enumerated exceptions, the Company will not, and will not permit any of its subsidiaries to, directly or indirectly:

(a) enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, but excluding certain permitted indebtedness;

(b) enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom except in connection with certain permitted indebtedness;

(c) amend its certificate of incorporation, by-laws or other charter documents so as to materially and adversely affect any rights of the holders of the Amended and Restated Debentures;

(d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of common stock or common stock equivalents other than to the extent permitted or required under the Amended and Restated Debentures or certain other documents entered into in connection with the Recapitalization Agreement and the SPA (collectively, the “Transaction Documents”);

(e) enter into any agreement with respect to any of the foregoing; or

(f) pay cash dividends or distributions on any equity securities.

Amendment to Security Agreements

The Amended and Restated Debentures are secured by the STAC Security Agreement, dated as of October 31, 2005, by and between STAC and the Agent (the “STAC Security Agreement”), as amended as of March 26, 2008, creating a lien on all of the assets of STAC, and by certain security agreements covering intellectual property of the Company and its subsidiaries (the “IP Security Agreements”). Pursuant to an amendment to the STAC Security Agreement and IP Security Agreements executed in connection with the Recapitalization Agreement, STAC ratified, restated, and confirmed each of the provisions of the STAC Security Agreement and IP Security Agreements on and as of March 26, 2008. A default in any of the Transaction Documents shall be a default under the STAC Security Agreement and IP Security Agreements and a default under the STAC Security Agreement or IP Security Agreements shall be a default under the Transaction Documents.

Voting Agreement

In connection with the Recapitalization Agreement, on March 26, 2008, certain stockholders of the Company, including executive officers and holders of Original Debentures, entered into a Voting Agreement with the Company under which they have agreed to vote all their shares, to the extent entitled, for approval of an increase in the authorized number of shares of common stock of the Company to 500,000,000 shares (Proposal 2 under this Proxy Statement), and, for a period of not less than three years, for the election of a specified slate of directors.

Amended and Restated Employment Agreement

On March 26, 2008, the Company entered into an Amended and Restated Employment Agreement with Paul Soltoff, the Company’s Chief Executive Officer and Chairman of the Board of Directors, the terms of which are described above under “Executive Compensation – Employment Agreements.”

Reasons for the Amendment

We are seeking to amend our Certificate of Incorporation to comply with our obligations under the Recapitalization Agreement and to enable us the meet the conditions for the conversion of the Amended and Restated Debentures into Series B Preferred Stock. Amending our Certificate of Incorporation to increase the number of authorized shares of Common Stock will not alter the number of shares presently issued or change the relative rights of holders of the issued and outstanding shares of Common Stock. If the amendment is approved by the stockholders, the additional shares of Common Stock will be identical in all respects to our presently authorized shares of Common Stock. Holders of Common Stock have no preemptive rights to purchase or subscribe for any newly issued shares of Common Stock. Therefore, the authorization and subsequent issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the voting power, earnings per share and equity of existing holders of Common Stock; however, the actual effect on the present holders of Common Stock cannot be ascertained until additional shares of Common Stock are issued in the future. No dissenters’ rights under the Delaware General Corporation Law are afforded to our stockholders as a result of the adoption of this proposal.

A copy of the proposed amendment to our Certificate of Incorporation is attached hereto as Appendix A.

Vote Required

In order to be adopted, this Proposal 2 must receive the affirmative vote of holders of a majority of the total voting power of our outstanding voting securities, present in person or by proxy.

The Board of Directors recommends that the stockholders vote FOR this proposal to amend our Certificate of Incorporation to increase our authorized common stock.

PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO OUR 2007 INCENTIVE

STOCK PLAN A

The Amended and Restated 2007 Incentive Stock Plan A (the “Amended 2007 A Plan”) was adopted by the Board of Directors on April 28, 2008. The Amended 2007 A Plan amends and restates the Company’s 2007 Incentive Stock Plan A which was adopted by the Board of Directors on November 15, 2006, and approved by the stockholders of the Company on August 29, 2007. The main differences between the Amended 2007 A Plan and the 2007 A Plan are as follows:

•	The Amended 2007 A Plan increases the number of shares authorized for issuance from 3,000,000 shares to 5,000,000 shares.

•

The Amended 2007 A Plan gives the Board of Directors and the committee of the Board of Directors that administers the Amended 2007 A Plan greater flexibility in making awards by eliminating the requirement that grants of stock options and awards of restricted stock may only be made on four pre-determined dates per year.

The reasons for adopting the Amended 2007 A Plan and the purpose of the Amended 2007 A Plan are as follows:

•

to provide more shares for use as an incentive to retain in the employ of, and as directors, officers, consultants, advisors, and employees of, the Company, persons of training, experience, and ability, particularly in light of recent changes in the capitalization of the Company as a result of the entering into of the Recapitalization Agreement;

•	to attract new directors, officers, consultants, advisors, and employees whose services are considered valuable; and

•	to encourage the sense of proprietorship and to stimulate the active interest of such persons in the Company’s development and financial success.

The Amended 2007 A Plan provides for grants of stock options and restricted stock. The Company intends that certain options granted pursuant to the Amended 2007 A Plan will constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code while certain other options granted pursuant to the Amended 2007 A Plan will be nonqualified stock options. The Board of Directors believes that the Amended 2007 A Plan will allow the Company to better retain and recruit the best possible personnel.

A summary of the Amended 2007 A Plan is set forth below, and the full text of the Amended 2007 A Plan is attached hereto as Appendix B. The following discussion is qualified in its entirety by reference to Appendix B.

Administration of the Amended 2007 A Plan

The Board of Directors shall appoint and maintain as administrator of the plan a committee (the “Committee”) consisting of “Non-Employee Directors” (as such term is defined in Rule 16b-3 of the Exchange Act) and “Outside Directors” (as such term is defined in Section 162(m) of the Internal Revenue Code), which shall serve at the pleasure of the Board of Directors. The Committee, subject to certain restrictive provisions of the Amended 2007 A Plan, shall have full power and authority to designate recipients of options and restricted stock agreements and to interpret provisions and supervise the administration of the plan. Until such time as the Board of Directors appoints the Committee, the Board of Directors shall administer the Amended 2007 A Plan.

The Board of Directors is authorized to amend, suspend, or terminate the Amended 2007 A Plan, except that no amendment shall be effective, which, without the approval of the Company’s stockholders would: (a) increase the number of shares issuable under the Amended 2007 A Plan; (b) materially increase the benefits accruing to option holders under the Amended 2007 A Plan; (c) materially modify Amended 2007 A Plan eligibility requirements; (d) decrease the exercise price of an option to less than 100% of the underlying stock’s fair market value; or (e) extend the term of any option granted under the Amended 2007 A Plan beyond ten years from its date of issuance.

The Amended 2007 A Plan will expire on December 18, 2016, which is ten years from the effective date of the 2007 A Plan.

Common Stock Subject to the Amended 2007 A Plan

The Amended 2007 A Plan provides that options and restricted stock may be granted with respect to 5,000,000 shares of the Company’s Common Stock. The shares of Common Stock subject to the Amended 2007 A Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company. Should any option or restricted stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an option or restricted stock be reduced for any reason, the shares of Common Stock subject to such option or restricted stock may be subject to future options or restricted stock, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code.

Participation

Any director, officer, employee, consultant, or advisor to the Company or any of its subsidiaries shall be eligible to receive options or restricted stock under the Amended 2007 A Plan. However, only employees of the Company or its subsidiaries can receive incentive stock options.

In selecting participants, and in determining the number of shares to be covered by each option or share of restricted stock granted to participants, the Committee may consider any factor it deems relevant, including without limitation, the office or position held by the participant, the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company’s business, the participant’s length or service, promotions and potential.

Option Price

The purchase price of each share of the Company’s Common Stock purchasable under an incentive option or a nonqualified option shall be determined by the Committee at the time that the option is granted, but shall be no less than 100% of the Fair Market Value (as defined in the Amended 2007 A Plan) of the underlying Common Stock. If an incentive stock option is granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant.

Option Term

The term of each option shall be fixed by the Committee, but no option shall be exercisable more than ten years after the date such option is granted. If an incentive stock option is granted to an employee, who at the time of the grant owns more than 10% of the total combined voting power of all classes of the Company’s Common Stock or of any subsidiary, no such incentive stock option shall be exercisable more than five years after the date of grant.

Exercisability

Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. In the absence of any option vesting periods designated by the Committee at the time of grant, options shall vest and become exercisable as to one-third of the total amount of shares subject to the option on each of the first, second and third anniversaries of the date of grant. In addition, the Amended 2007 A Plan provides that no options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

In the event of a Change of Control (as defined in the Amended 2007 A Plan), the Committee may accelerate the vesting and exercisability of outstanding options. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change of Control, each outstanding option shall terminate within a specified number of days after notice to the participant, and each such participant shall receive, with respect to each share of common stock subject to such option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to the Change in Control over the exercise price per share of such option; such amount shall be payable in cash or other property.

Options are not transferable and may be exercised solely by the participant during her or his lifetime of after her or his death by the person or persons entitled to such option under her or his will or laws of descent and distribution.

Registration of Stock

Notwithstanding any other provision in the Amended 2007 A Plan, no option may be exercised unless and until the shares of Common Stock to be issued upon exercise of the option have been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or are, in the opinion of the Company’s counsel exempt from such registration.

The Company is under no obligation to register under federal or state securities laws any shares of Common Stock to be issued upon the exercise of options in order to permit the exercise of an option, although the Company may in its sole discretion register such shares of Common

Stock at such time as the Company shall determine. If the Company chooses to comply with any exemption from registration, the shares of Common Stock issued under the Amended 2007 A Plan, may at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the shares, and the Committee may also give appropriate stop transfer instructions with respect to such shares to the Company’s transfer agent.

Tax Treatment of Incentive Stock Options

In general, no taxable income for federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of option shares prior to the expiration of the required holding period, such option holder will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense of ours.

Tax Treatment of Nonqualified Stock Options

No taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will generally include in taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in such participant’s income.

Withholding of Tax

The Company is permitted to deduct and withhold amounts required to satisfy the Company’s withholding tax liabilities with respect to the Company’s employees.

Restricted Stock Grants

Restricted stock may be granted under this Amended 2007 A Plan aside from, or in association with, any other award. A participant shall have no rights to an award of restricted stock unless and until the participant accepts the award, and if the Committee shall deem it desirable, makes payments to the Company of cash, or by check. After acceptance and the issuance of a stock certificate, the participant shall have all the rights of a stockholder with respect to the restricted stock.

The Company shall issue in the participant’s name a certificate for the shares of Common Stock associated with the award of restricted stock; however, unless otherwise provided, the certificate shall not be delivered to the participant until such shares are free of any restrictions specified by the Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied, and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control, the Committee may accelerate the vesting of outstanding restricted stock, in its sole discretion.

Tax Treatment of Restricted Stock Grants

Except as discussed below, upon the grant of restricted stock, no income is realized by a participant, and the Company is not allowed a deduction at that time. When the restricted stock vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant realizes taxable ordinary income in an amount equal to the Fair Market Value at the time of vesting of the shares of Restricted Stock which have vested (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

If a participant makes a timely election under Section 83(b) of the Internal Revenue Code, the participant recognizes taxable ordinary income in an amount equal to the Fair Market Value at the time of grant of the restricted stock (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

Option and Restricted Stock Grants

Options to purchase shares of the Company’s Common Stock or restricted stock have not yet been granted pursuant to the Amended 2007 A Plan.

Vote Required and the Board of Director’s Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to this matter is required to approve the Amended and Restated 2007 Incentive Stock Plan A. Broker non-votes and abstentions will have no effect on the outcome of the vote.

The Board of Directors recommends a vote “FOR” the approval of the Amended and Restated 2007 Incentive Stock Plan A.

PROPOSAL 4 – APPROVAL OF AN AMENDMENT TO OUR 2007 INCENTIVE

STOCK PLAN B

The Amended and Restated 2007 Incentive Stock Plan B (the “Amended 2007 B Plan”) was adopted by the Board of Directors on April 28, 2008. The Amended 2007 B Plan amends and restates the Company’s 2007 Incentive Stock Plan B which was adopted by the Board of Directors on November 15, 2006, and approved by the stockholders of the Company on August 29, 2007. The main differences between the Amended 2007 B Plan and the 2007 B Plan are as follows:

•	The Amended 2007 B Plan increases the number of shares authorized for issuance from 3,000,000 shares to 5,000,000 shares.

•

The Amended 2007 B Plan gives the Board of Directors and the committee of the Board of Directors that administers the Amended 2007 B Plan greater flexibility in making awards by eliminating the requirement that grants of stock options and awards of restricted stock may only be made on four pre-determined dates per year.

The reasons for adopting the Amended 2007 B Plan and the purpose of the Amended 2007 B Plan are as follows:

•

to provide additional shares for option grants subsequent to, and only upon, the dilution that may be caused by conversion by the Company’s outstanding convertible securities into Common Stock of the Company;

•

to provide more shares for use as an incentive to retain in the employ of, and as directors, officers, consultants, advisors, and employees of, the Company, persons of training, experience, and ability, particularly in light of recent changes in the capitalization of the Company as a result of the entering into of the Recapitalization Agreement;

•	to attract new directors, officers, consultants, advisors, and employees whose services are considered valuable; and

•	to encourage the sense of proprietorship and to stimulate the active interest of such persons in the Company’s development and financial success.

The Amended 2007 B Plan provides for grants of stock options and restricted stock. The Company intends that certain options granted pursuant to the Amended 2007 B Plan will constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code while certain other options granted pursuant to the Amended 2007 B Plan will be nonqualified stock options. The Board of Directors believes that the Amended 2007 B Plan will allow the Company to better retain and recruit the best possible personnel.

A summary of the Amended 2007 B Plan is set forth below, and the full text of the Amended 2007 B Plan is attached hereto as Appendix C. The following discussion is qualified in its entirety by reference to Appendix C.

Administration of the Amended 2007 B Plan

The Board of Directors shall appoint and maintain as administrator of the plan a committee (the “Committee”) consisting of “Non-Employee Directors” (as such term is defined in Rule 16b-3 of the Exchange Act) and “Outside Directors” (as such term is defined in Section 162(m) of the Internal Revenue Code), which shall serve at the pleasure of the Board of Directors. The Committee, subject to certain restrictive provisions of the Amended 2007 B Plan, shall have full power and authority to designate recipients of options and restricted stock agreements and to interpret provisions and supervise the administration of the plan. Until such time as the Board of Directors appoints the Committee, the Board of Directors shall administer the Amended 2007 B Plan.

The Board of Directors is authorized to amend, suspend, or terminate the Amended 2007 B Plan, except that no amendment shall be effective, which, without the approval of the Company’s stockholders would: (a) increase the number of shares issuable under the Amended 2007 B Plan; (b) materially increase the benefits accruing to option holders under the Amended 2007 B Plan; (c) materially modify Amended 2007 B Plan eligibility requirements; (d) decrease the exercise price of an option to less than 100% of the underlying stock’s fair market value; or (e) extend the term of any option granted under the Amended 2007 B Plan beyond ten years from its date of issuance.

The Amended 2007 B Plan will expire on December 18, 2016, which is ten years from the effective date of the 2007 B Plan.

Common Stock Subject to the Amended 2007 B Plan

The Amended 2007 B Plan provides that options and restricted stock may be granted with respect to 5,000,000 shares of the Company’s Common Stock. The shares of Common Stock subject to the Amended 2007 B Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company. Should any option or restricted stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an option or restricted stock be reduced for any reason, the shares of Common Stock subject to such option or restricted stock may be subject to future options or restricted stock, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code.

Participation

Any director, officer, employee, consultant, or advisor to the Company or any of its subsidiaries shall be eligible to receive options or restricted stock under the Amended 2007 B Plan. However, only employees of the Company or its subsidiaries can receive incentive stock options.

In selecting participants, and in determining the number of shares to be covered by each option or share of restricted stock granted to participants, the Committee may consider any factor it deems relevant, including without limitation, the office or position held by the participant, the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company’s business, the participant’s length or service, promotions and potential.

Option Price

The purchase price of each share of the Company’s Common Stock purchasable under an incentive option or a nonqualified option shall be determined by the Committee at the time that the option is granted, but shall be no less than 100% of the Fair Market Value (as defined in the Amended 2007 B Plan) of the underlying Common Stock. If an incentive stock option is granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant.

Option Term

The term of each option shall be fixed by the Committee, but no option shall be exercisable more than ten years after the date such option is granted. If an incentive stock option is granted to an employee, who at the time of the grant owns more than 10% of the total combined voting power of all classes of the Company’s Common Stock or of any subsidiary, no such incentive stock option shall be exercisable more than five years after the date of grant.

Exercisability

Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. In the absence of any option vesting periods designated by the Committee at the time of grant, options shall vest and become exercisable as to one-third of the total amount of shares subject to the option on each of the first, second and third anniversaries of the date of grant. In addition, the Amended 2007 B Plan provides that no options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

In the event of a Change of Control (as defined in the Amended 2007 B Plan), the Committee may accelerate the vesting and exercisability of outstanding options. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change of Control, each outstanding option shall terminate within a specified number of days after notice to the participant, and each such participant shall receive, with respect to each share of common stock subject to such option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to the Change in Control over the exercise price per share of such option; such amount shall be payable in cash or other property.

Options are not transferable and may be exercised solely by the participant during her or his lifetime of after her or his death by the person or persons entitled to such option under her or his will or laws of descent and distribution.

Registration of Stock

Notwithstanding any other provision in the Amended 2007 B Plan, no option may be exercised unless and until the shares of Common Stock to be issued upon exercise of the option have been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or are, in the opinion of the Company’s counsel exempt from such registration.

The Company is under no obligation to register under federal or state securities laws any shares of Common Stock to be issued upon the exercise of options in order to permit the exercise of an option, although the Company may in its sole discretion register such shares of Common Stock at such time as the Company shall determine. If the Company chooses to comply with any exemption from registration, the shares of Common Stock issued under the Amended 2007 B Plan, may at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the shares, and the Committee may also give appropriate stop transfer instructions with respect to such shares to the Company’s transfer agent.

Tax Treatment of Incentive Stock Options

In general, no taxable income for federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of option shares prior to the expiration of the required holding period, such option holder will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense of ours.

Tax Treatment of Nonqualified Stock Options

No taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will generally include in taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in such participant’s income.

Withholding of Tax

The Company is permitted to deduct and withhold amounts required to satisfy the Company’s withholding tax liabilities with respect to the Company’s employees.

Restricted Stock Grants

Restricted stock may be granted under this Amended 2007 B Plan aside from, or in association with, any other award. A participant shall have no rights to an award of restricted stock unless and until the participant accepts the award, and if the Committee shall deem it desirable, makes payments to the Company of cash, or by check. After acceptance and the issuance of a stock certificate, the participant shall have all the rights of a stockholder with respect to the restricted stock.

The Company shall issue in the participant’s name a certificate for the shares of Common Stock associated with the award of restricted stock; however, unless otherwise provided, the certificate shall not be delivered to the participant until such shares are free of any restrictions specified by the Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied, and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control, the Committee may accelerate the vesting of outstanding restricted stock, in its sole discretion.

Tax Treatment of Restricted Stock Grants

Except as discussed below, upon the grant of restricted stock, no income is realized by a participant, and the Company is not allowed a deduction at that time. When the restricted stock vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant realizes taxable ordinary income in an amount equal to the Fair Market Value at the time of vesting of the shares of Restricted Stock which have vested (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

If a participant makes a timely election under Section 83(b) of the Internal Revenue Code, the participant recognizes taxable ordinary income in an amount equal to the Fair Market Value at the time of grant of the restricted stock (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

Option and Restricted Stock Grants

Options to purchase shares of the Company’s Common Stock or restricted stock have not yet been granted pursuant to the Amended 2007 B Plan.

Vote Required and the Board of Director’s Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to this matter is required to approve the Amended and Restated 2007 Incentive Stock Plan A. Broker non-votes and abstentions will have no effect on the outcome of the vote.

The Board of Directors recommends a vote “FOR” the approval of the Amended and Restated 2007 Incentive Stock Plan B.

PROPOSAL 5 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

On the recommendation of the Audit Committee, the Board of Directors of the Company terminated the engagement of Marcum & Kliegman, LLP (“Marcum & Kliegman”) as its independent auditors effective subsequent to the completion of the audit for the year ending December 31, 2006. The decision was recommended by the Audit Committee and approved by the Board of Directors of the Company.

Marcum & Kliegman audited the Company’s financial statements for the year ended December 31, 2006. The report issued by Marcum & Kliegman on the Company’s financial statements for the fiscal year ended December 31, 2006, did not contain any adverse opinion or disclaimer of opinion or any qualification as to audit scope, accounting principals, or the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the record date, there were no disagreements with Marcum & Kliegman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Marcum & Kliegman, would have caused Marcum & Kliegman to make reference to the subject matter of the disagreement in connection with its reports.

Fee Disclosure

Prior to having engaged Marcum & Kliegman to perform any service, audit or otherwise, the Audit Committee specifically reviewed, with the assistance of management, the nature and purpose of those purposed services. As a matter of policy, all such services were approved prior to commencement of those services. Subsequent to their completion the results of the services were reviewed by the Audit Committee.

Audit Fees

Marcum & Kliegman billed the Company audit fees in the aggregate amount of $205,659 for the fiscal year ended December 31, 2006. These fees relate to the audit of the Company’s annual financial statement and the review of the interim financial statements included in its quarterly reports on Forms 10-QSB and other regulatory filings or engagements. No such fees were billed by Marcum & Kliegman for the fiscal year ended December 31, 2007.

Audit Related Fees

The aggregate fees billed by Marcum & Kliegman for fiscal year ended December 31, 2006, for professional services rendered relating to registration statements were $101,307 and for services rendered in connection with for Form 8-K pro formas and related services were $23,313. No such fees were billed by Marcum & Kliegman for the fiscal year ended December 31, 2007.

Tax Fees

No fees of this sort were billed by Marcum & Kliegman during the 2006 or 2007 fiscal years.

All Other Fees

No fees of this sort were billed by Marcum & Kliegman during the 2006 or 2007 fiscal years.

Appointment Of New Independent Auditors

On July 5, 2007, the Company engaged Gregory, Sharer & Stuart, P.A. as the Company’s new independent registered public accounting firm. The engagement was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors of the Company. Prior to the date of engagement the Company did not consult with Gregory, Sharer & Stuart, P.A. regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered by the firm, (iii) any other advice that was an important factor considered by the Company as to accounting, auditing, financial reporting issues or (iv) any other matter that was a subject of a disagreement or event identified in response to item 304(a)(1)(iv) of Regulation S-K.

Previous to their engagement on July 5, 2007, Gregory, Sharer and Stuart, P.A. audited the financial statements of SendTec, Inc., a wholly owed subsidiary of thglobe.com, Inc., for the years ended December 31, 2005 and 2004. SendTec Acquisition Corp. (“STAC”) acquired all of the assets of SendTec, Inc., on October 31, 2005 and STAC became the Company’s wholly owned subsidiary on February 3, 2006. The financial statements of SendTec, Inc., for 2005 and 2004 were included in the Company’s registration statement on form SB-2 filed with the SEC on June 23, 2006. In addition, Gregory, Sharer and Stuart, P.A. provided certain tax consulting services, including preparation of the Company’s income tax returns.

The Company expects a representative of Gregory, Sharer and Stuart, P.A. to be present at the Annual Meeting and such representative will have the opportunity to make a statement if he or she desires to do so, as well as to respond to appropriate questions.

Audit Fees

Gregory, Sharer and Stuart, P.A. billed the Company audit fees in the aggregate amount of $114,949 for the fiscal year ended December 31, 2007. These fees relate to the audit of the Company’s annual financial statement and the review of the interim financial statements including in its quarterly reports on Forms 10-QSB and other regulatory filings or engagements.

Audit Related Fees

The audited financial statements of SendTec, Inc., the wholly owned subsidiary of theglobe.com, Inc., for 2005 and 2004 were included in our registration statement on Form SB-2, filed with the SEC on June 23, 2006. The aggregate fees billed in 2006 for the Gregory, Sharer and Stuart, P.A. opinion accompanying the financial statements were $31,935.

Tax Fees

During 2006, Gregory, Sharer and Stuart, P.A. provided certain tax consulting services, including preparation of tax returns for the Company. The aggregate fees billed by Gregory, Sharer and Stuart, P.A. for the year ended December 31, 2006 for these services were $4,100. For the year ended December 31, 2007, Gregory, Sharer and Stuart, P.A. billed an amount of $20,450.

All Other Fees

No fees of this sort were billed by Gregory, Sharer and Stuart, P.A. in 2006 or 2007.

Vote Required and Board of Directors Recommendation

The affirmative vote of the majority of the votes cast at the Annual Meeting with the respect to this matter is required to ratify the appointment of Gregory, Sharer and Stuart, P.A. as the Company’s Independent Registered Public Accounting Firm. Broker non-votes and abstentions will have no effect on the outcome of the vote.

The Board of Directors recommends a vote on “FOR” the ratification of the appointment of Gregory, Sharer and Stuart, P.A. as the Company’s independent registered public accounting firm.

OTHER INFORMATION

Submission of Stockholder Proposals for 2009 Annual Meeting

Proposals of stockholders intended for presentation at the 2009 annual meeting must be received by us on or before January 9, 2009, in order to be included in our proxy statement and form of proxy for that meeting. In addition, our By-laws provide that for any stockholder proposal to be properly presented at the 2009 annual meeting, we must receive notice of the matter no fewer than 60 days nor more than 90 days before June 11, 2009. Thus, any proposal other than for inclusion in the Company’s proxy statement and form of proxy will be considered untimely for purposes of Exchange Act Rule 14a-5(e)(2), and any proxy granted with respect to the 2009 annual meeting will confer discretionary authority to vote with respect to such proposal, if notice of such proposal is not received by us before April 12, 2009. Nothing in this paragraph shall be deemed as an undertaking by the Company to include in its proxy statement and form of proxy relating to the 2009 annual meeting of stockholders any such stockholder proposal. Any stockholder proposal may be omitted from such proxy statement and form of proxy statement pursuant to applicable law. Any stockholder proposal should be delivered to the Company at 877 Executive Center Drive, W. Suite 300, St Petersburg, FL 33702, Attn: Secretary.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may employ the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and the accompanying Annual Report may have been sent to multiple stockholders residing at the same household. If you want to obtain an additional copy of this Proxy Statement and the accompanying Annual Report, please contact Ford Pearson, the Company’s Senior Vice President, Secretary and General Counsel, at 877 Executive Center Drive, W. Suite 300, St. Petersburg, FL 33702, telephone (727) 576-6630 ext. 202. If you want to receive separate copies of the Company’s proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

Other Matters that may Come before the Annual Meeting

The Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with the directions of the Board of Directors, or in the absence of such directions, in their own best judgment.

APPENDIX A

PROPOSAL 2 – PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

A-1

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SENDTEC, INC.

Under Section 242 of the Delaware General Corporation Law

It is hereby certified that:

1. The name of the Corporation is SendTec, Inc.

2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by amending and restating Article FOURTH thereof as follows:

FOURTH: CLASSES AND NUMBERS OF SHARES. The total number of shares of stock which the Corporation shall have authority to issue is five-hundred ten million (510,000,000). The Classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1. Five Hundred Million (500,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”); and

2. Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware pursuant to a resolution adopted by the Corporation’s Board and by the affirmative vote of the holders of a majority of the capital stock of the Corporation at a meeting duly noticed and conducted in accordance with Section 222 of the General Corporation Law of the State of Delaware and the Bylaws of the Corporation.

IN WITNESS WHEREOF, said SendTec, Inc. has caused this Certificate to be signed by Paul Soltoff, its Chairman and Chief Executive Officer, and attested by                                         , its Secretary this          day of             , 2008.

Paul Soltoff, Chairman and Chief Executive Officer

Attest:

Name:
Secretary

A-2

APPENDIX B

PROPOSAL 3 – AMENDED AND RESTATED 2007 INCENTIVE STOCK PLAN A

SENDTEC, INC.

2007 INCENTIVE STOCK PLAN A

(As Amended and Restated, Effective April 28, 2008)

1. Purpose of the Plan.

This 2007 Incentive Stock Plan A (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to SendTec, Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2. Administration of the Plan.

The Board of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical and which may be in either written or electronic form) and to interpret the provisions and supervise the administration of the Plan. The Committee may provide any notice or other communication required or permitted by the Plan in either written or electronic form. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3. Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of the Company or any Subsidiary, as well as consultants and advisors to the Company or any Subsidiary, but only if such consultants or advisors (i) are natural persons, (ii) provide bona fide services to the Company or Subsidiary, and (iii) such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or share of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4. Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 5,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. All of the shares subject to the Plan may be issued pursuant to Incentive Options. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 1,000,000 shares, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5. Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the date of the grant of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the

Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total amount of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice (or, if authorized by the Committee in accordance with procedures established by the Committee, electronic notice) to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice (or, if applicable, electronic notice) of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Termination. Unless otherwise determined by the Committee and except as is provided below, if any Optionee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, of the Company, or upon the advice of counsel to the Company.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options are forfeited and no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i) Good Reason shall exist upon the occurrence of the following:

(i) the assignment of Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(ii) a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(iii) the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

(j) Limit on Value of Incentive Option. To the extent that Options designated as Incentive Options (granted under the Plan and/or any other stock option plans of the Company or any Subsidiary) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than $100,000, the portion of such Options which exceeds such amount shall be treated as Nonqualified Options. For purposes of this provision, Options designated as Incentive Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such Stock is granted. If an Option is treated as an Incentive Option in part and as a Nonqualified Option in part by reason of the limitation set forth in this provision, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

6. Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. If the terms of a Restricted Stock grant include conditions under which the Grantee’s interest in the shares of Restricted Stock will be forfeited, such shares are forfeitable until the terms of the Restricted Stock grant have been satisfied. Furthermore, such shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7. Term of Plan.

No Option or Restricted Stock shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options theretofore granted may extend beyond that date.

8. Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9. Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10. Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11. Effective Date of Plan.

The Plan shall be effective on December 18, 2006; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than December 18, 2007, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

12. Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e) extend the term of any Option beyond that provided for in Section 5(b).

The Committee may at any time or times amend the Plan or any outstanding award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code. The Committee may not modify or amend any outstanding Option so as to specify a lower exercise price or accept the surrender of an outstanding Option and authorize the granting of a new Option with a lower exercise price in substitution for such surrendered Option.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13. Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules, regulations, and the requirements of any stock exchange or quotation system upon which the Stock is listed or quoted, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

14. General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15. Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

APPENDIX C

PROPOSAL 4 – AMENDED AND RESTATED 2007 INCENTIVE STOCK PLAN B

SENDTEC, INC.

2007 INCENTIVE STOCK PLAN B

(As Amended and Restated, Effective April 28, 2008)

1. Purpose of the Plan.

This 2007 Incentive Stock Plan B (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to SendTec, Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2. Administration of the Plan.

The Board of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical and which may be in either written or electronic form) and to interpret the provisions and supervise the administration of the Plan. The Committee may provide any notice or other communication required or permitted by the Plan in either written or electronic form. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3. Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of the Company or any Subsidiary, as well as consultants and advisors to the Company or any Subsidiary, but only if such consultants or advisors (i) are natural persons, (ii) provide bona fide services to the Company or Subsidiary, and (iii) such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or share of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4. Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, in the event that the Company’s outstanding shares of common stock, par value $0.001 per share (the “Stock”), as calculated on a fully-diluted basis exceeds 120,000,000 shares, then a total of 5,000,000 shares of the Company’s Stock shall become available for issuance under the Plan. All of the shares available for issuance under the Plan may be issued pursuant to Incentive Options. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 1,000,000 shares, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5. Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the date of the grant of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total amount of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice (or, if authorized by the Committee in accordance with procedures established by the Committee, electronic notice) to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice (or, if applicable, electronic notice) of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Termination. Unless otherwise determined by the Committee and except as is provided below, if any Optionee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, of the Company, or upon the advice of counsel to the Company.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options are forfeited and no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i) Good Reason shall exist upon the occurrence of the following:

(i)	the assignment of Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(ii)	a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(iii)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

(j) Limit on Value of Incentive Option. To the extent that Options designated as Incentive Options (granted under the Plan and/or any other stock option plans of the Company or any Subsidiary) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than $100,000, the portion of such Options which exceeds such amount shall be treated as Nonqualified Options. For purposes of this provision, Options designated as Incentive Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such Stock is granted. If an Option is treated as an Incentive Option in part and as a Nonqualified Option in part by reason of the limitation set forth in this provision, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

6. Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. If the terms of a Restricted Stock grant include conditions under which the Grantee’s interest in the shares of Restricted Stock will be forfeited, such shares are forfeitable until the terms of the Restricted Stock grant have been satisfied. Furthermore, such shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power.

The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7. Term of Plan.

No Option or Restricted Stock shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options theretofore granted may extend beyond that date.

8. Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9. Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10. Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11. Effective Date of Plan.

The Plan shall be effective on December 18, 2006; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than December 18, 2007, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

12. Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e) extend the term of any Option beyond that provided for in Section 5(b).

The Committee may at any time or times amend the Plan or any outstanding award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code. The Committee may not modify or amend any outstanding Option so as to specify a lower exercise price or accept the surrender of an outstanding Option and authorize the granting of a new Option with a lower exercise price in substitution for such surrendered Option.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13. Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules, regulations, and the requirements of any stock exchange or quotation system upon which the Stock is listed or quoted, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

14. General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15. Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

SENDTEC, INC. Proxy – Annual Meeting of Stockholders June 11, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints PAUL SOLTOFF and DONALD GOULD, and each of them, the true and lawful attorneys and proxies of the undersigned, the full power of substitution, to vote all of the shares of the Common Stock and Series B Convertible Preferred Stock of SendTec, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 877 Executive Center Drive, W. Suite 300, St. Petersburg, Florida on June 11, 2008 at 10:00 a.m. local time, or at any adjournment thereof. The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated May 9, 2008. SEE REVERSE SIDE CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF SENDTEC, INC. June 11, 2008 Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. 1. Election of Directors: FOR ALL NOMINEES WITHHELD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: o Paul Soltoff o Anthony Abate o Vincent Addonisio o Paul Dzera o Stephen Marotta 2. To authorize an amendment to the Certificate of Incorporation. 3. To approve an amendment to the SendTec, Inc. 2007 Incentive Stock Plan A. 4. To approve an amendment to the SendTec, Inc. 2007 Incentive Stock Plan B. 5. To ratify the appointment of Gregory, Sharer and Stuart, P.A. as the Company’s Independent Registered Public Accounting Firm. FOR AGAINST ABSTAIN INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here This Proxy will be voted in accordance with any directions herein given. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign as partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF SENDTEC, INC. June 11, 2008 PROXY VOTING INSTRUCTIONS MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible. -OR- INTERNET – Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page. COMPANY NUMBER -OR- ACCOUNT NUMBER IN PERSON – You may vote your shares in person by attending the Annual Meeting. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. 1. Election of Directors: FOR ALL NOMINEES WITHHELD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: o Paul Soltoff o Anthony Abate o Vincent Addonisio o Paul Dzera o Stephen Marotta 2. To authorize an amendment to the Certificate of Incorporation. 3. To approve an amendment to the SendTec, Inc. 2007 Incentive Stock Plan A. 4. To approve an amendment to the SendTec, Inc. 2007 Incentive Stock Plan B. 5. To ratify the appointment of Gregory, Sharer and Stuart, P.A. as the Company’s Independent Registered Public Accounting Firm FOR AGAINST ABSTAIN INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here This Proxy will be voted in accordance with any directions herein given. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign as partnership name by authorized person.